UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2014

EAGLE FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Virginia	0-20146	54-1601306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 East Main Street P.O. Box 391 Berryville, Virginia	22611
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 955-2510

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders on May 21, 2014 (the “Annual Meeting”). At the Annual Meeting, the shareholders of the Company elected three directors to serve for three-year terms, approved the ratification of the appointment of Smith Elliott Kearns & Company, LLC, as the Company’s independent registered public accounting firm for the year ending December 31, 2014 and approved the Eagle Financial Services, Inc. 2014 Stock Incentive Plan. The voting results for each proposal are as follows:

1.	To elect three directors to serve for a term of three years each expiring at the 2016 Annual Meeting of Shareholders:

	For	Withheld	Broker Non Vote

Thomas T. Byrd	1,921,096	45,583	470,926

Douglas C. Rinker	1,931,967	34,712	470,926

John D. Stokely, Jr.	1,924,008	42,671	470,926

2.	To ratify the appointment of Smith Elliott Kearns & Company, LLC, as the Company’s independent registered public accounting firm for the year ending December 31, 2014:

For	Against	Abstain
2,303,171	97,970	36,464

3.	To approve the Eagle Financial Services, Inc. 2014 Stock Incentive Plan:

For	Against	Abstain	Broker Non Vote
1,672,208	234,744	59,727	470,926

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2014

Eagle Financial Services, Inc.

By:	/s/ KATHLEEN J. CHAPPELL
Kathleen J. Chappell
Vice President and CFO

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